Unit-Based Compensation	12 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
Unit-Based Compensation	Unit-Based Compensation
The Partnership has issued phantom units to its employees and non-employee directors, which vest 60% after three years and 40% after five years. Phantom units have the right to receive distributions prior to vesting. The fair value of these units is the market price of our common units on the grant date, and is amortized over the five-year vesting period using the straight-line method. Unit-based compensation expense related to the Partnership included in our consolidated statements of operations and comprehensive income was $17 million, $14 million and $16 million for the years ended December 31, 2023, 2022 and 2021, respectively. The total fair value of phantom units vested for the years ended December 31, 2023, 2022 and 2021, was $30 million, $22 million and $20 million, respectively, based on the market price of SUN’s common units as of the vesting date. Unrecognized compensation expenses related to our unvested phantom units totaled $33 million as of December 31, 2023, which are expected to be recognized over a weighted average period of 4 years. The fair value of unvested phantom units outstanding as of December 31, 2023 and 2022, totaled $96 million and $79 million, respectively.
Phantom unit award activity for the years ended December 31, 2023 and 2022 consisted of the following:

	Number of Phantom Common Units	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2021	2,014,288	$30.92
Granted	441,049	43.54
Vested	(525,608)	29.95
Forfeited	(107,956)	30.31
Outstanding at December 31, 2022	1,821,773	34.29
Granted	399,377	53.37
Vested	(552,145)	28.35
Forfeited	(68,640)	34.64
Outstanding at December 31, 2023	1,600,365	$41.08